UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest reported): April 26, 2006

National Presto Industries, Inc.
(Exact name of registrant as specified in its chapter)

Wisconsin	1-2451	39-0494170
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3925 North Hastings Way Eau Claire, Wisconsin		54703-3703
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code: 715-839-2121

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02   Results of Operations and Financial Condition

On April 28, 2006, the registrant issued a press release regarding the registrant’s results of operations for the first quarter ended April 2, 2006. The full text of the press release is filed as Exhibit 99.1 to this Form 8-K. Such Exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On May 12, 2006, the registrant issued a Quarterly Report regarding the registrant’s results of operations for the first quarter ended April 2, 2006, which is filed as Exhibit 99.5 to this Form 8-K. Although the report uses the format for and contains the footnotes and disclosures found in the SEC’s Form 10-Q, the figures have not been reviewed by an independent accountant. For this same reason, the certifications pursuant to the Sarbanes-Oxley Act of 2002 are not attached. Such Exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 4.01   Changes in Registrant’s Certifying Accountant – Resignation

1)

The Company received the notice that its public accountant, Grant Thornton had resigned on April 26, 2006 in a letter dated April 25, 2006 that was emailed after business hours on the 25th and also sent by mail and received on April 26, 2006. A copy of that letter and a Section 10A report that was sent with the letter are attached as Exhibits 99.2 and 99.3. The Company’s response to the 10A report is attached as Exhibit 99.4.

2)

As disclosed in the 8-K filed on April 19 and 25, 2006, Grant Thornton did send the Company a letter stating that its opinions on the financial statements and internal audit controls for the three years ended December 31, 2005 could no longer be relied upon.

3)

Other than the situation described in 2, above, there have been no unresolved disagreements. The Accountant and the Company have been associated together for almost twenty years in what has been an excellent, professional and amicable relationship.

As stated in paragraph 2, above, the accountant did issue a letter advising the Company that its opinions on the financial statements for the three years ended December 31, 2005 and on the Company’s internal controls over financial reporting could no longer be relied upon. Further information about that letter and the background behind it can be found in the Exhibits to the Form 8-K/A filed on April 25, 2006 and in the accountant’s 10A report and the Company’s response to that report which are attached hereto.

4)

Pursuant to Regulation S-K Section 304(a)(3), the Registrant sent a copy of its disclosure concerning the accountant’s resignation to the independent account asking it to furnish the registrant with a letter addressed to the SEC stating whether it agreed with the statements made by the registrant in its disclosure and, if not, stating the respects in which it did not agree. That letter is to be filed in an amendment to the original file. On May 11, 2006, the independent auditor did furnish the Company with its letter which is attached as Exhibit 99.6. A copy of the Company’s May 12, 2006 response to the auditor’s letter is attached as Exhibit 99.7.

Item 9.01   Financial Statements and Exhibits

(c)	Exhibits:

Exhibit 99.1 Press Release of National Presto Industries, Inc. dated April 28, 2006, reporting financial results for the first quarter ending April 2, 2006.

Exhibit 99.2 April 25, 2006 letter of resignation from Grant Thornton to the Company.

Exhibit 99.3 April 25, 2006 10A report from Grant Thornton to the Company.

Exhibit 99.4 April 26, 2006 letter to Grant Thornton from the Company responding to the 10A report.

Exhibit 99.5 Quarterly Report for the quarter ended April 2, 2006

Exhibit 99.6 May 11, 2006 letter from Grant Thornton to the SEC commenting on the Company’s 8-K filed on April 28, 2006.

Exhibit 99.7 May 12, 2006 letter from the Company to Grant Thornton responding to Grant Thornton’s letter to the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Presto Industries, Inc. (Registrant)

/s/ Maryjo Cohen
Date May 12, 2006	(Signature) Maryjo Cohen, President and Chief Executive Officer